UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
May 7, 2025
Date of Report (Date of earliest event reported)
QUAKER CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 001-12019

Pennsylvania	23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
901 E. Hector Street
Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)
(610) 832-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.07.    Submission of Matters to a Vote of Security Holders.
As of March 4, 2025, the record date for the 2025 Annual Meeting, 17,670,915 shares of the Company’s common stock were outstanding, and the holders of those shares were entitled to cast one vote for each share held. Set forth below are the matters acted upon by the shareholders at the 2025 Annual Meeting and the final voting results of each such proposal.
Proposal No.1 – Election of Directors.
The shareholders elected four directors to serve a three-year term until the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified. The results of the vote were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Mark A. Douglas	14,281,131	1,937,800	5,748	457,892
Sanjay Hinduja	15,484,202	729,942	10,535	457,892
William H. Osborne	15,997,354	220,486	6,839	457,892
Fay West	14,886,343	1,329,498	8,838	457,892
Proposal No. 2 – Advisory Vote on Compensation of the Company’s Named Executive Officers
The Company’s shareholders approved, on a non-binding basis, the Company’s compensation of its named executive officers as described in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative disclosures contained in the Company’s Proxy Statement for the 2025 Annual Meeting. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
15,656,914	559,078	8,687	457,892
Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2025
The shareholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2025. The results of the vote were as follows:

For	Against	Abstain
16,443,533	235,558	3,480
Item 9.01 Financial Statements and Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: May 8, 2025	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary
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